ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION


    THIS ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION (hereinafter the "Agreement") is made and entered into this 7th day of April, 2000, by and among OTS Holdings, Inc., a Colorado corporation, (hereinafter "OTS"); Thin Film Battery, Inc., a Nevada corporation, (hereinafter "Thin Film"); and the individual shareholders of Thin Film as set forth on the signature page herein (collectively referred to as "Shareholders" and individually as "Shareholder").

                                   RECITALS

    WHEREAS, OTS desires to acquire all of the issued and outstanding shares of Thin Film capital stock in exchange for 15,340,002 shares of authorized, but previously unissued, OTS common stock pursuant to the terms and conditions set forth herein;

    WHEREAS, Shareholders desire to exchange all of their shares of Thin Film capital stock for shares of OTS common stock in the respective amounts set forth herein; and

    WHEREAS, the parties hereto desire to reorganize the management and operations of OTS and to change the corporation name to Thin Film Battery, Inc.

    NOW, THEREFORE, in consideration of the premises and mutual representation, warranties and covenants herein contained, the parties hereby agree as follows:

                                  ARTICLE I

                      ACQUISITION AND EXCHANGE OF SHARES

SECTION 1.1 Acquisition and Plan of Reorganization. The parties hereby agree that OTS shall acquire all of the issued and outstanding shares of Thin Film capital stock in exchange for 15,340,002 shares of authorized, but previously unissued, shares of OTS common stock, par value .001 per share. It is also agreed to by the parties hereto that by acquiring all of the shares of Thin Film capital stock, OTS will acquire all rights, title and interest to assets and property presently owned by Thin Film, including all rights and interest in a contract with Oakridge National Labororatories. Said assets and property may be subject to certain interests, liens and/or encumbrances which are further described in the financial statement. The parties hereto hereby further agree that (i) at the Closing, as hereinafter defined, Thin Film shall become a wholly-owned subsidiary of OTS; (ii) as promptly as practicable after the execution of this Agreement, OTS' corporate name shall be changed to Thin Film Battery, Inc.; and (iii) as promptly as practicable after the Closing, the necessary steps shall be taken in order to reflect the relocation of OTS' principal place of business to a location specified by Thin Film.

SECTION 1.2  Issuance of Shares.

    (a) Upon the Closing of this Agreement, OTS shall cause to be issued and delivered to Shareholders or their designees, stock certificates representing an aggregate 15,340,002 shares (the "OTS Shares") of OTS common stock.

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    (b)  The OTS Shares to be issued to Shareholders hereunder shall be authorized, but previously unissued, shares of OTS common stock, and shall be issued to Shareholders or their designees in the respective amounts set forth adjacent to each Shareholder's name on the signature page hereof, or as otherwise set forth herein.

    (c) The OTS Shares will not be registered with the Securities and Exchange Commission, but issued pursuant to the private placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

         All OTS Shares to be issued hereunder are deemed "restricted securities" as defined by Rule 144 of the Securities Act of 1933, as amended (the "1933 Act"), and Shareholders, or their designees, shall represent that they are acquiring the OTS Shares for investment purposes only and without the intent to make a further distribution of the OTS Shares. All OTS Shares to be issued to Shareholders or their designees under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the 1933 Act, under
    Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder. Certificates representing the OTS Shares to be issued hereunder shall bear the following legend:

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered for sale, sold or otherwise transferred except in compliance with the registration provisions of such Act or pursuant to an exemption from such registration provisions, the availability of which is to be established to the satisfaction of the Company.

SECTION 1.3 Closing. The closing of this Agreement and the transactions contemplated hereby (the "Closing") shall take place on the 5th day of April, 2000 (the "Closing Date"), or at such other time as mutually agreed upon by the parties hereto, at a time and place stipulated by the parties hereto and shall be subject to the provisions of Article X of this Agreement. At the
Closing:

    (a) Shareholders shall deliver to OTS all stock certificates representing 100% of the issued and outstanding shares of Thin Film capital stock, duly endorsed, so as to make OTS the sole holder thereof, free and clear of all claims and encumbrances;

    (b) OTS shall deliver to Shareholders or their designees, stock certificates representing an aggregate of 15,340,002 shares of OTS common stock and which certificates shall bear a standard restrictive legend in the form customarily used with restricted securities and as set forth in Section 1.2(c) above;

    (c)  OTS shall deliver an Officer's Certificate as described in Sections
    9.1 and 9.2 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by OTS are true and correct as of, or have been fully performed and complied with by, the Closing Date; and

    (d) Thin Film shall deliver an Officer's Certificate as described in Sections 8.1 and 8.2 hereof, dated the Closing Date, that all

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    representations, warranties, covenants and conditions set forth herein by
    Thin Film are true and correct as of, or have been fully performed and complied with by, the Closing Date.

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SECTION 1.4  OTS Special Meeting of Shareholders.  Pursuant to this Agreement and subsequent to the Closing date, OTS shall take all necessary and requisite action to call for a Special Meeting of Shareholders, in order to transact the following business:

    (a)  To ratify this Agreement and all transactions contemplated hereby;

    (b) To ratify the amendment or to amend the Articles of Incorporation to change the corporate name to Thin Film Battery, Inc., or any other name deemed suitable by the shareholders attending the meeting;

    (c) To effect or ratify the effectiveness of a 3 for 1 forward stock split;

    (d) To accept the resignation of the current directors of the Company and to nominate and elect a new Board of Directors; and

    (e) To effect or ratify a 3 for 1 forward split or 2 for 1 dividend of OTS' outstanding stock.

SECTION 1.5 Consummation of Transaction. If at the Closing, no condition exists which would permit any of the parties to terminate this Agreement, or a condition then exists and the party entitled to terminate because of that condition elects not to do so, then the transactions herein contemplated shall be consummated upon such date, and then and thereupon, OTS shall file any additional necessary documents that may be required by the State of Colorado.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

    OTS hereby represents, warrants and agrees that:

SECTION 2.1 Organization of OTS. OTS is a corporation duly organized, validly existing and ingood standing under the laws of the State of Colorado, is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged. There are no corporations or entities with respect to which (i) OTS owns any of the outstanding stock or other interest, or (ii) OTS may be deemed to be in control because of factors or relationships other than the quantity of stock or other interest owned.
OTS has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement is the legal, valid and binding obligation of OTS, enforceable against OTS in accordance with its respective terms except to the extent that

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such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

SECTION 2.2 Capitalization of OTS. The authorized capital stock of OTS consists of 100,000,000 shares of common stock, par value .001 per share, of which 1,925,697 shares are presently issued and outstanding, subject to a 3 to 1 forward split or 2 for 1 stock dividend. All shares of OTS common stock currently issued and outstanding have been duly authorized and validly issued and are fully paid and non-assessable, and have been issued in compliance with applicable federal and state laws or pursuant to appropriate exemptions therefrom. There are no options, warrants, rights, call, commitments or agreements of any character obligating OTS to issue any shares of its capital stock or any security representing the right to purchase or otherwise receive any such stock. Shares of OTS common stock to be issued pursuant to this Agreement, when so issued, will be duly authorized, validly issued, fully paid and non-assessable.

    2.2(1) OTS has certain outstanding indebtedness which the creditors have agreed to take OTS stock in lieu of cash. The documents relating to these are available for inspection at its company's office. OTS agrees, after reorganization, to perform these agreements and issue shares (approximately 159,000 post split) to cancel this indebtedness.

SECTION 2.3 Charter Documents. Copies of the OTS Articles of Incorporation and Bylaws as amende to date, are available for inspection at the company's office.

SECTION 2.4 Corporate Documents. The OTS shareholders list and corporate minute books are complete and accurate as of the date hereof and the corporate minute books contains the recorded minutes of all corporate meetings of shareholders and directors. A copy of the OTS shareholders list is available for inspection at the company's transfer agent.

SECTION 2.5 Financial Statements. OTS' financial statements are available at the Company's office and have been prepared by certified public accountants, and are true and complete in all material respects, having been prepared in accordance with generally accepted accounting principles applied on a consistent basis for the periods covered by such statements, and fairly present, in accordance with generally accepted accounting principles applied on a consistent basis for the periods covered by such statements, and fairly present, in accordance with generally accepted accounting principles, the financial condition of OTS and results of its operations for the periods covered thereby. Except as otherwise disclosed to Thin Film, there has been no material adverse change in the business operations, assets, properties, prospects or condition (financial or otherwise) of OTS taken as a whole from that reflected in the financial statements referred to in this Section 2.5.

SECTION 2.6 Assets and Liabilities. OTS has good and marketable title to all of its assets and property, free and clear of any and all liens, claims and encumbrances. As of the date hereof, OTS does not have any debts, liabilities or obligations of any nature, whether due or to become due, that are not fully reflected in the financial statements. As set forth in paragraph 2.2(i), OTS has indebtedness which the creditors have agreed to receive stock in lieu of cash payment. The documents reflecting those transactions are available for inspection at the Company's office.

SECTION 2.7 Contracts. OTS is not a party to or bound by any contract or commitment, including guaranty whether written or oral, which is not disclosed in the financial statement or except as set forth in paragraphs 2.2(i) and 2.6 above.

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SECTION 2.9 Required Authorizations.  There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications, waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by OTS or the consummation by it of the transactions contemplated hereby.

SECTION 2.10 Compliance with Law and Government Regulations. OTS is in compliance with and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. OTS is not subject to any order, decree, judgment or other sanction or any court, administrative agency, or other tribunal.

SECTION 2.11 Litigation. There is no litigation, arbitration, proceeding or investigation pending or threatened to which OTS is a party or which may result in any material change in the business or condition, financial or otherwise, of OTS or in any of its properties or assets, or which might result in any liability on the part of OTS, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of OTS, there is no basis for any such litigation, arbitration or proceeding. OTS does not use any trademark, service mark, trade name, or copyright in its business, nor does it own any trademarks, trade mark registrations of application, trade name, service mark or application. No person owns any trade mark, trade mark registration or application, service mark, trade name, copyright, or copyright registration or application, the use of which is necessary or contemplated in connection with the operation of OTS' business.

SECTION 2.13 Governmental Consent. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of OTS is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated hereby with the exception of the necessary corporate filings with the State of Colorado relating to the amendment of the Articles of Incorporation, the proposed exchange of shares, and a forward split of shares

SECTION 2.14 Authority. OTS will, prior to the Closing, approve this Agreement and the transactions contemplated hereby and will duly authorize the execution and delivery hereof. OTS has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby, and all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. The execution and delivery of this Agreement, the consummation of the transaction contemplated hereby and compliance by OTS with the provisions hereof will not (a) conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice of lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of OTS under, any of the terms, conditions or provisions of the Bylaws of OTS, or any note, bond, mortgage, indenture, license, lease, agreement or any instrument or obligation to which OTS is party or by which it is bound; or (b) violate any order, written, rule or regulation applicable to OTS or any of its properties or assets.

SECTION 2.15 Full Disclosure. None of the representations and warranties made by OTS herein or in any exhibit, certificate or memorandum furnished or to be furnished by OTS on its behalf pursuant hereto, contain or will contain any untrue statement of material fact, or omit any material fact, the omission of which would be misleading.

                                  ARTICLE III

                               COVENANTS OF OTS

SECTION 3.1 Conduct Prior to the Closing.  Between the date hereof and the
Closing:

    (a) OTS will not enter into any agreement, contract, or commitment, whether written or oral, or engage in any transaction, without the consent of Thin Film;

    (b) OTS will not declare any dividends or distributions with respect to its capital stock or amend its Articles of Incorporation or Bylaws, without the prior consent of Thin Film;

    (c) OTS will not authorize, issue, sell, purchase or redeem any shares of its capital stock without the prior written consent of Thin Film;

    (d) OTS will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish written information to Thin Film in connection with any such requirements imposed upon the parties hereto in connection therewith;

    (e) OTS will not incur any indebtedness for money borrowed, or issue or sell any debt securities, incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount or enter into any other transaction other than the regular course of business, except to comply with the terms of this Agreement, without the prior written consent of Thin Film;

    (f) OTS shall grant to Thin Film and its counsel, accountants and other representatives full access during normal business hours during the period prior to the Closing to all its respective properties, books, contracts, commitments and record and, during such periods, furnish promptly to Thin Film and such representatives all information relating to OTS as Thin Film may reasonably request, and shall extend to Thin Film the opportunity to meet with OTS's accountants and attorneys to discuss the financial condition of OTS; and

    (g) Except for the transactions contemplated by this Agreement, OTS will conduct its business in the normal course, and shall not sell, pledge or assign its assets without the prior written consent of Thin Film.

SECTION 3.2 Affirmative Covenants. Prior to Closing, OTS will do the following:

    (a) Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all the conditions contained in this Agreement;

    (b) Promptly notify Thin Film in writing of any material adverse change in the financial condition, business, operations or key personnel of OTS, any threatened material litigation or investigation, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement or in an exhibit annexed hereto and made a part hereof;

    (c) Reserve, and promptly after the Closing, issue and deliver to Thin Film or its designees the number of shares of OTS common stock required hereunder;

    (d) Take the necessary corporate action to amend its Articles of Incorporation to change its name to Thin Film Battery Inc. or any other name deemed suitable and approved or ratified by the shareholders.

    (e) Take all other necessary corporate actions to accomplish those items set forth in Section 1.4 hereof.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        OF THIN FILM AND SHAREHOLDERS

    Thin Film Shareholders hereby represent, warrant and agree that:

SECTION 4.1 Organization of Thin Film. Thin Film is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified and in good standing in every jurisdiction in which such qualification is necessary. There are no corporations or other entities with respect to which (i) Thin Film owns any of the outstanding stock or other interest, or (ii) to which Thin Film may be deemed to be in control because of factors or relationships other than the percentage of outstanding stock or other interest owned in such entity, except as otherwise set forth in Thin Film's financial statements. Thin Film has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

SECTION 4.2 Charter Documents. Complete and correct copies of the Articles or Incorporation and Bylaws of Thin Film and all amendments thereto, have been or will be delivered to OTS prior to the Closing.

SECTION 4.3 Financial Statements/Assets and Liabilities. Thin Film's financial statements are true and complete in all material respects, having been prepared in accordance with generally accepted accounting principles applied on a consistent basis for the periods covered by such statements, and fairly present the financial condition of Thin Film and results of its operations for the periods covered thereby. Thin Film has good and marketable title to all of its assets and property to be delivered to OTS hereunder (by way of tendering all of its outstanding shares of common stock to OTS), free and clear of any and all liens, claims and encumbrances.

SECTION 4.4 Tax Returns and Payments. All of Thin Film's tax returns (federal, state, city, county or foreign) which are required by law to be filed on or before the date of this Agreement, have been duly filed or extended with the appropriate governmental authority. Thin Film has paid all taxes to be due on said returns, any assessments made against Thin Film and all other taxes, fees and similar charges imposed on Thin Film by any governmental authority (other than those, the amount of validity of which is being contested in good faith by appropriate proceedings). No tax liens have been filed and no claims are being assessed with respect to any such taxes, fees or other similar charges.

SECTION 4.5 Required Authorizations. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications, waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by Thin
Film or the consummation by it of the transactions contemplated hereby.

SECTION 4.6 Compliance with Law and Governmental Regulations. Thin Film is in compliance with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standards affecting its properties and operations imposed by the United States of America or any sate to which Thin Film is subject.

SECTION 4.7 Litigation. There is no litigation, arbitration, proceeding or investigation pending or threatened to which Thin Film is a party or which may result in any material change in the business or condition, financial or otherwise, of Thin Film or in any of its properties or assets, or which might result in any liability on the part of Thin Film, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of Thin Film, there is no basis for any such litigation, arbitration, proceeding or investigation.

SECTION 4.8 Trade Names and Rights. Thin Film has no knowledge of any facts and nothing has come to its attention that would lead it to believe that it has infringed or misappropriated or is infringing upon any trademark, copyright, patent or other similar right of any person. No claim relating thereto is pending or to the knowledge of Thin Film is threatened.

SECTION 4.9 Governmental Consent. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of Thin Film is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated hereby.

SECTION 4.10 Authority. Thin Film and its Shareholders representing no less than one hundred percent (100%) of the issued and outstanding shares of Thin Film capital stock of record, have approved this Agreement and duly authorized the execution and delivery hereof. Thin Film has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby, and all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by thin Film with the provisions hereof will not (a) conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Thin Film under, any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Thin Film, or any note, bond, mortgage, indenture, license, agreement or any instrument or obligation to which Thin Film is party or by which it is bound; or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Thin Film or any of its properties or assets.

SECTION 4.11 Ownership of Shares. Shareholders collectively and each Shareholder individually represents to OTS that they are the owners of 100% of the Thin Film capital stock currently issued and outstanding and which stock is to be transferred by Shareholders to OTS under this Agreement, an that they have full power and authority to transfer such shares of Thin Film capital stock to OTS hereunder, and that such shares are free and clear of any liens, charges, mortgages, pledges or encumbrances and that such shares are not subject to any claims as to the ownership thereof, or any rights, powers or interest therein, by any third party.

SECTION 4.12 Investment Purpose. Shareholders collectively and each Shareholder individually represents that they, or their designees, are acquiring the shares of OTS common stock to be issued hereunder for investment purposes only. Thin Film, Shareholders and each Shareholder individually further represents and acknowledges that the OTS shares issued hereunder are "restricted securities" and may not be sold, trades or otherwise transferred without registration under the 1933 Act or exemption therefrom.

SECTION 4.13 Full Disclosure. None of the representation and warranties made by Thin Film herein contains or will contain any untrue statement of material fact, or omit any material fact, the omission of which would be misleading.

                                  ARTICLE V

                            COVENANTS OF THIN FILM

SECTION 5.1 Conduct Prior to the Closing.  Between the date hereof and the
Closing:

    (a) Expect within the regular course of business, Thin Film will not entered into any material agreement, contract or commitment, whether written or oral, or engage in any transaction, without the consent of OTS;

    (b) Thin Film will not declare any dividends or distributions with respect to its capital stock or amend its Articles of Incorporation or Bylaws, without the prior consent of OTS;

    (c) Except within the regular course of business, Thin Film will not incur any indebtedness for money borrowed or issue to sell any debt securities, or incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, without the consent of OTS;

    (d) Thin Film will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish information to OTS in connection with any such requirements imposed upon the parties hereto in connection therewith; and

    (e) Thin Film shall grant OTS and its counsel, accountants and other representatives, full access during normal business hours during the period prior to the Closing to all its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to OTS and such representatives all information relating to Thin Film as OTS may reasonably request, and shall extend to OTS the opportunity to meet with Thin Film's accountants and attorneys to discuss the financial condition of Thin Film.

SECTION 5.2 Affirmative Covenants. Prior to Closing, Thin Film will do the following:

    (a) Obtain the approval of its Board of Directors and Shareholders to proceed with this Agreement;

    (b) Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all the conditions contained in this Agreement; and

    (c) Promptly notify OTS in writing of any materially adverse change in the financial condition, business, operations or key personnel of Thin Film, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement.

                                  ARTICLE VI

                            ADDITIONAL AGREEMENTS

SECTION 6.1 Expenses. Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense or as otherwise agreed to herein.

SECTION 6.2 Brokers and Finders. Each of the parties hereto represents, as to itself, that no agent, broker, investment banker or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement to be paid by a party hereto.

SECTION 6.3 Necessary Actions. Subject to the terms and conditions herein provided, each of the parties hereto agree to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective all transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of OTS or Thin Film, as the case may be, shall take all such necessary action.

SECTION 6.4 Indemnification.

    (a) Thin Film and Shareholders agree to defend and hold OTS harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that OTS shall incur or suffer, which arise out of, result from or relate to any material breach of, or failure by Thin Film to perform any of its representations, warranties, covenants and agreements in this Agreement other instrument, warranties, covenants and agreements in this Agreement or other instrument furnished or to be furnished by Thin Film and Shareholders under this Agreement, or failure by Shareholders to perform any of their representations, warranties and covenants in this Agreement.

    (b) OTS agrees to defend and hold Thin Film and Shareholders harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that Thin Film and Shareholders shall incur or suffer, which arise out of, result form or relate to any material breach of, or failure by OTS to perform any of its representations, warranties, covenants and agreements in this Agreement or other instrument furnished or to be furnished by OTS under this Agreement.

SECTION 6.5 Confidentiality. All parties hereto agree to keep confidential this Agreement and all information and documents relating to this Agreement until such time as the Agreement and the transactions contemplated hereunder are made public by means of an appropriate press release or by any other means reasonably assured to make such information publicly available.

SECTION 6.6 Registration. In the event OTS, to be known as Thin Film, makes a registered offering of securities, it agrees to also register for sale shares owned by the present directors (piggyback rights) if they so elect and for as many shares as they elect. This provision is intended to confer third party beneficiary rights upon the present directors. OTS, to be known as Thin Film, shall notify the present director of any proposed registered offering and obtain their election as to whether or not and how many of their shares are to be registered for sale.

                                 ARTICLE VII

                   CONDITIONS TO OBLIGATIONS OF THE PARTIES

    The obligations of the parties under this Agreement are subject to the fulfillment and satisfaction of each of the following conditions:

SECTION 7.1 Legal Action. No preliminary or permanent injunction or other order by any federal or state court which prevents the consummation of this Agreement or any of the transactions contemplated by this Agreement shall have been issued and remain in effect.

SECTION 7.2 Absence of Termination. The obligations to consummate the transactions contemplated hereby shall not have been cancelled pursuant to
Article X hereof.

SECTION 7.3 Required Approvals. OTS and Thin Film shall have received all such approvals, consents, authorizations or modifications as may be required to permit the performance by OTS and Thin Film of the respective obligations under this Agreement, and the consummation of the transactions herein contemplated, whether from governmental authorities or other persons, and OTS and Thin Film shall each have received any and all permits and approvals from any regulatory authority having jurisdiction required for the lawful consummation of this Agreement.

SECTION 7.4 Blue Sky Compliance. There shall have been obtained any and all permits, approvals and consents of the Securities or "Blue-Sky" Commissions or any jurisdictions, and of any other governmental body or agency, which counsel for OTS may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement may be in compliance with all applicable laws.

                                 ARTICLE VIII

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF OTS

    All obligations of OTS under this Agreement are subject to the fulfillment and satisfaction by Thin Film and Shareholders prior to or at any time of the Closing, of each of the following conditions, any one or more of which may be waived by OTS.

SECTION 8.1 Representations and Warranties at the Closing. All representations and warranties of Thin Film and Shareholders contained in this Agreement will be true and correct at and as of the time of the Closing, and Thin Film and Shareholders shall have delivered to OTS certificates, dated the date of the Closing to such effect and in the form and substance satisfactory to OTS, and signed, in the case of Thin Film, by its present and secretary, and by each Shareholder.

SECTION 8.2 Performance. The obligations of Thin Film and Shareholders to be performed on or before the Closing pursuant to the terms of this Agreement shall have been duly performed at such time, and Thin Film and Shareholders shall have delivered to OTS a certificate, dated the date of the Closing, to such effect and in form and substance satisfactory to OTS.

SECTION 8.3 Authority.  All action required to be taken by, or on the part of

Thin Film and Shareholders to authorize the execution, delivery and performance of this Agreement by Thin Film and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.

SECTION 8.4 Absence of Certain Changes or Events. There shall not have occurred, since the date hereof, any adverse change in the business, condition (financial or otherwise), assets or liabilities of Thin Film or any event or condition of any character adversely affecting Thin Film, and it shall have delivered to OTS certificates, dated the date of the Closing, to such effect and in form and substance satisfactory to OTS and signed, in the case of Thin Film, by its present and secretary.

SECTION 8.5 Acceptance by Thin Film Shareholders. The holders of record as of the Closing of an aggregate of not less than one hundred percent (100%) of the issued and outstanding shares of capital stock of Thin Film have agreed to exchange their shares for the OTS Shares specified herein.

                                  ARTICLE IX

                     CONDITIONS PRECEDENT TO OBLIGATIONS
                        OF THIN FILM AND SHAREHOLDERS

All obligations of Thin Film and Shareholders under this Agreement are subject to the fulfillment and satisfaction by OTS prior to or at the time of Closing, of each of the following conditions, any one or more of which may be waived by Thin Film and Shareholders.

SECTION 9.1 Representations and Warranties True at the Closing. All representations and warranties of OTS contained in this Agreement will be true and correct at and as of the time of the Closing, and OTS shall have delivered to Thin Film a certificate, dated the date of the Closing, to such effect and in the form and substance satisfactory to Thin Film, and signed, in the case of OTS, by its president and secretary.

SECTION 9.2 Performance. Each of the obligations of OTS to be performed on or before the Closing pursuant to the terms of this Agreement shall have been duly performed at the time of the Closing, and OTS shall have delivered to Thin Film a certificate, dated the date of the Closing, to such effect and in form and substance satisfactory to Thin Film, and signed, in the case of OTS, by its president and secretary.

SECTION 9.3 Authority. All action required to be taken by, or on the part of OTS, to authorize the execution, delivery and performance of this Agreement by OTS, and the consummation of the transactions contemplated hereby shall be duly and validly taken.

SECTION 9.4 Absence of Certain Changes or Events. There shall not have occurred, since the date hereof, any adverse change n the business, condition (financial or otherwise), assets or liabilities of OTS or any event or condition of any character adversely affecting OTS and it shall have delivered to Thin Film certificates, dated the date of the Closing, to such effect and in form and substance satisfactory to Thin Film and signed, in the case of OTS, by its president and secretary.

                                  ARTICLE X

                                 TERMINATION

SECTION 10.1 Termination. Notwithstanding anything herein or elsewhere to the contrary, this Agreement may be terminated:

    (a) By mutual agreement of the parties hereto at any time prior to the Closing;

    (b)  By the board of directors of OTS at any time prior to the Closing if:

         (i) a condition to performance by OS under this Agreement or a covenant of Thin Film or Shareholders contained herein shall not be fulfilled on or before the time of the Closing or at such other time and date specified for the fulfillment for such covenant or condition; or

         (ii) a material default or breach of this Agreement shall be made by Thin Film or Shareholders; or

         (iii) if the Closing shall not have taken place on or prior to April 10, 2000.

    (c) By the board or directors of Thin Film or by Shareholders at any time prior to the Closing if:

         (i) a condition to Thin Film's or Shareholders' performance under this Agreement or a covenant of OTS contained in this Agreement shall not be fulfilled on or before the Closing or at such other time and date specified for the fulfillment of such covenant or conditions; or

         (ii) a material default or breach of this Agreement shall be made by OTS; or

         (iii) if the Closing shall not have taken place on or prior to April 10, 2000.

SECTION 10.2 Effect of Termination. If this Agreement is terminated, this Agreement, except as to Section 11.1 and Section 11.2 shall no longer be of any force or effect and there shall be no liability on the part of any party or its respective directors, officers or stockholders; provided, however, that in the case of a Termination without cause by a party or a termination pursuant to Sections 10.1(b)(i) or 10.1(c)(i) hereof because of a prior material default under or a material breach of this Agreement by another party, the damages which the aggrieved party or parties may recover from the defaulting party or parties shall in no event exceed the amount of out-of-pocket expenses incurred by such aggravated party or parties in connection with this Agreement, and no party to this Agreement shall be entitled to any injunctive relief.

                                  ARTICLE XI

                                MISCELLANEOUS

SECTION 11.1 Costs and Expenses. All costs and expenses incurred in connection with this Agreement will be paid by the party incurring such expenses. In the event of any termination of this Agreement pursuant to
Section 10.1, subject to the provisions of Section 10.2, OTS, Thin Film and Shareholders will each bear their own respective expenses.

SECTION 11.2 Extension of Time: Waivers. At any time prior to the Closing date:

    (a) OTS may (i) extend the time for the performance of any of the obligations or other acts of Thin Film and Shareholders, (ii) waive any inaccuracies in the representations and warranties of Thin Film or Shareholders contained herein or in any document delivered pursuant hereto by Thin Film and Shareholders, and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by Thin Film and Shareholders. Any agreement on the part of OTS to any such extension or waiver shall be valid only if it sets forth in an instrument, in writing, signed on behalf of OTS.

    (b) Thin Film and Shareholders may (i) extend the time for the performance of any of the obligations or other acts of OTS, (ii) waive any inaccuracies in the representations and warranties of OTS contained herein or in any document delivered pursuant hereto by OTS, and (iii) waive compliance with any of the agreements or conditions herein to be performed by OTS. Any agreement on the part of Thin Film and Shareholders to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of Thin Film and Shareholders.

SECTION 11.3 Notices. Any notice to any party hereto pursuant to this Agreement shall be in writing and given by Certified or Registered Mail or by facsimile, addressed as follows:

                            OTS Holdings, Inc.
                           c/o Mark Merriwether
                         3046 East Brighton Place
                        Salt Lake City, Utah 84121

                         Thin Film Battery, Inc.
                           c/o Robert Pasquaye
                           14251 Chambers Road
                         Tustin, California 92780

    Additional notices are to be given as to each party, at such other address as should be designated in writing complying with the terms of this Section
11.3.  All such notices shall be effective when sent, addressed as aforesaid.

SECTION 11.4 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

SECTION 11.5 Counterparts. This Agreement may be executed in one or more counter parts, each of which shall be deemed an original and together shall constitute one document. The delivery by facsimile of an executed counterpart of this Agreement shall be deemed to be an original and shall have the full force and effect of an original executed copy.

SECTION 11.6 Severability. The parties hereto agree and affirm that none of the provisions herein are dependent upon the validity of any other provision, and if any part of this Agreement is deemed to be unenforceable, the remainder of the Agreement shall remain in full force and effect.

SECTION 11.7 Headings. The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement.

SECTION 11. 8 Governing Law. This Agreement shall be governed by the laws of the State of Utah. Any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction in the State of Utah and in no other place.

SECTION 11.9 Survival of Representations and Warranties. All terms, conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, shall survive the Closing and the delivery of the OTS Shares issued hereunder at the Closing, for a period of one year from the Closing regardless of any parties hereto.

SECTION 11.10 Assignability. This Agreement shall not be assignable by any of the parties hereto without the prior written consent of the other parties.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

OTS HOLDINGS, INC.                   Attest:

 /s/ Mark L. Meriwether                /s/ Jim Georgeles
-------------------------------      ----------------------------
By:  Mark L. Meriwether              Jim Georgeles
Its:  President                      Secretary


THIN FILM BATTERY, INC.              Attest:

 /s/ John B. Bates                /s/ Robert G. Pasquaye
-------------------------------      ----------------------------
By:  John B. Bates                   Robert G. Pasquaye
Its:  President                      Secretary


"Shareholders"                       Number of Shares of OTS Holdings, Inc.
                                     Common Stock to be Issued

Price Equity, Ltd.                                               5,000,000
Omni International Ltd.                                          7,000,000
Smart Concept Technology                                         3,000,000
John B. Bates                                                      333,334
Robert G. Pasquaye                                                   3,334
Won G. Choi                                                          3,334

                             CLOSING CERTIFICATE

                                      OF

                              OTS HOLDING, INC.


    The undersigned hereby certify that they are the President and Secretary, respectively, of OTS Holding, Inc., a Colorado corporation ("OTS"), and further certify as follows:

    1. That the representations and warranties of OTS contained in the Acquisition Agreement and Plan or Reorganization (the "Agreement"), by and between OTS and Thin Film Battery Inc., a Nevada corporation, and the shareholders of Thin Film are true and correct at and as of the date hereof.

    2. The obligations and covenants of OTS to be performed and observed on or before the Closing as defined in the Agreement, have been duly performed and observed.

    3. Except as otherwise disclosed in the Agreement, there has not occurred since the date thereof, any adverse change in the business condition (financial or otherwise), assets or liabilities of OTS or any event or condition of any character adversely affecting OTS.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of this 7th day of April, 2000.


                                OTS HOLDINGS, INC.

                                By: /s/ Mark L. Meriwether, President


                                By: /s/ Jim Georgeles, Secretary/Treasurer

                             CLOSING CERTIFICATE

                               OF SHAREHOLDERS

                                     OF

                            THIN FILM BATTERY INC.


    Robert G. Pasquaye, being the only Shareholder of Thin Film Battery Inc., a Nevada corporation ("Thin Film"), represents that he has performed all of the obligations to be performed by him on or before the Closing under the Acquisition Agreement and Plan of Reorganization by and among OTS Holding, Inc., a Colorado corporation, Thin Film and Shareholders.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of this the 7th day of April, 2000.



                                /s/ Robert G. Pasquaye, Shareholder